----------------------------------------------------------

---------------------------------------------------------
INVESTMENT ADVISER AND MANAGER
Cardinal Management Corp.
155 East Broad Street
Columbus, Ohio 43215

DISTRIBUTOR
The Ohio Company
155 East Broad Street
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND PAYING AGENT
Cardinal Management Corp.
215 East Capital Street
Columbus, Ohio 43215

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

LEGAL COUNSEL
Baker & Hostetler
65 East State Street
Columbus, Ohio 43215

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                            ------------------------

This report has been prepared for the information of shareholders of Cardinal Aggressive Growth Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus.

---------------------------------------------------------
----------------------------------------------------------

----------------------------------------------------------

---------------------------------------------------------

                                    CARDINAL
                                   AGGRESSIVE
                                     GROWTH
                                      FUND
                           -------------------------
                                 ANNUAL REPORT
                           -------------------------

                               SEPTEMBER 30, 1995

                                   (LOGO)*()

---------------------------------------------------------
----------------------------------------------------------

DEAR CARDINAL SHAREHOLDER:

--------------------------------------------------------------------------------

Thank you for your confidence and investment in the Cardinal Family of Funds. We appreciate your support and extend a special welcome to all new shareholders. We are pleased to provide you with our Annual Report for the fiscal year ended September 30, 1995.

Over the past decade, the mutual fund industry has experienced an unprecedented level of growth. Between 1984 and 1995, the number of mutual fund shareholders has increased from approximately 20 million to over 75 million. At The Ohio Company, we believe that this phenomenal growth rate is attributable to the special benefits that mutual funds provide, in particular professional management. A team of professional managers gives every investor access to full-time experts who evaluate economic trends, monitor the markets and select individual securities.

What distinguishes our professional portfolio management team? Talent and experience. The investment professionals responsible for managing the Cardinal Family of Funds possess, on average, more than seventeen years of investment experience. Collectively, our team of portfolio managers have guided assets through bull markets, bear markets and uncertain markets. While each has a specialized role, our team works together toward one primary goal: To attain superior investment results according to each fund's investment objective.

We remain committed to providing you with outstanding investment performance and top quality shareholder services. We look forward to meeting your investment needs in the years to come and welcome your comments and suggestions.

Sincerely,

       H. Keith Allen             Frank W. Siegel, CFA
       Chairman                       President

--------------------------------------------------------------------------------

On behalf of the Cardinal Aggressive Growth Fund Trustees and Officers, we welcome and extend our appreciation to shareholders for their support during this past year.

As our fiscal year began in October, 1994, the markets were experiencing the tail end of rising interest rates accompanied by a lackluster stock market. Earnings on common stock were coming through as anticipated and in many cases better than expected.

Once interest rates began to decline in the latter part of the year, the stock market began its rise to record levels. Many companies were experiencing record earnings, and their stock prices were being elevated to all-time highs. Earnings multiples outstripped historic levels, and valuations, particularly on smaller capitalization companies, were being cast to the wind.

Throughout the entire fiscal year, money continued to flow into the markets. Even as the rotation of industry groups continued and corrections took place, investors sought to take advantage of minor price pullbacks to establish or add to positions. This was a common pattern as the year progressed.

In the Fund, we have continued to pursue many smaller capitalization companies, which we believe have very favorable prospects for growth and appreciation in the future. Many of these companies are in the technology sectors of the market, particularly in the communications, business and medical industry sectors. Some of the stocks which have had the greatest positive impact, on a per share basis, include MFS Communications, Metricom, Arch Communications, and Optical Data Corporation.

We believe that both the near term and long term bodes well for technology, as one views the global markets and the untapped growth that can be achieved internationally by many of our domestic companies. Growth rates for many of the companies in the portfolio are in excess of that of the S&P 500 companies. Correspondingly the price earnings multiples and beta of the portfolio are also above that of many more mature companies in the marketplace.

While we remain aware that often times fundamentals are often overlooked by market activity, and volatility is sometimes greater than anticipated, we continue to follow our basic philosophies which center on stocks that are driven by strong earnings growth.

        H. Keith Allen
        Chairman

As Portfolio Manager for Cardinal Aggressive Growth Fund, John Bevilacqua is primarily responsible for the day-to-day management of the Fund's Portfolio. Mr. Bevilacqua has 20 years of investment management experience and began his portfolio management of Cardinal Aggressive Growth Fund this year.
                                    Frank W. Siegel  John Bevilacqua
                                    President        Vice President

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
RETURN ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

The Russell 2000 Index is considered to be a broad based market index for the purpose of this presentation. The value of the Cardinal Aggressive Growth Fund investment includes the relevant fund expenses and sales load, whereas, the value of the investment in the Russell 2000 Index does not. Past performance is not predictive of future performance.

                                                 Cardinal Ag-
      Measurement Period                           gressive
    (Fiscal Year Covered)        Russell 2000     Growth Fund
30-June-93                               10000            9550
30-Sep-93                                10870            9999
30-Sep-94                                11163            9525
30-Sep-95                                13776           11849

                                                               AVERAGE ANNUAL TOTAL RETURN*
                                                             FOR THE PERIODS ENDING SEPTEMBER
                                                                        30, 1995:
                                                            ----------------------------------
                                                                                     SINCE
                                                             ONE YEAR              JUNE 24,
                                                              RETURN                1993**
                                                            -----------          -------------
     Cardinal Aggressive Growth Fund.....................      18.80%                 7.82%
                                                            ===========          ==============

 * Return includes all relevant fund expenses and sales load.

** Commencement of operations.

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (MARKET VALUE IN THOUSANDS)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

                                                                                FACE/                MARKET
                                                                                SHARES               VALUE
                                                                               --------            ----------
COMMON STOCK 79.22%
ADVANCED MEDICAL DEVICES 2.48%
Biomet, Inc.*.......................................................             15,000            $      259
                                                                                                   ----------
BIO TECHNOLOGY 6.43%
Alkermes, Inc.*.....................................................              8,000                    52
Cytel Corporation*..................................................             15,000                   105
Magainin Pharmaceuticals*...........................................             12,000                   131
Matrix Pharmaceuticals*.............................................             14,000                   196
Vertex Pharmaceuticals*.............................................             10,000                   187
                                                                                                   ----------
                                                                                                          671
                                                                                                   ----------
BROADLINE RETAILERS 2.66%
Consolidated Stores Corp.*..........................................             12,000                   278
                                                                                                   ----------
COMMERCIAL SERVICES 1.61%
Medaphis Corporation*...............................................              6,000                   168
                                                                                                   ----------
COMMUNICATIONS 20.49%
Airtouch Communications*............................................             10,000                   306
Arch Communications Group*..........................................             10,000                   262
BroadBand Technologies*.............................................              5,000                   108
DSC Communications Corp.*...........................................              4,000                   237
General DataComm Industries*........................................             12,500                   184
MFS Communications Co., Inc.*.......................................              9,000                   394
Metricom, Inc.*.....................................................             11,000                   248
Motorola, Inc.......................................................              3,000                   229
Tellabs, Inc.*......................................................              4,000                   169
                                                                                                   ----------
                                                                                                        2,137
                                                                                                   ----------
COMPUTERS/INFORMATION 5.47%
Compaq Computer Corp.*..............................................              9,000                   435
E M C Corporation*..................................................              7,500                   136
                                                                                                   ----------
                                                                                                          571
                                                                                                   ----------
CONSUMER SERVICES 4.99%
Banta Corporation...................................................              6,000                   255
Block, H&R, Inc.....................................................              7,000                   266
                                                                                                   ----------
                                                                                                          521
                                                                                                   ----------
DIVERSIFIED FINANCIAL SERVICES 3.25%
Bear Stearns Companies, Inc.........................................             15,750                   339
                                                                                                   ----------
EDUCATIONAL 1.45%
Westcott Communications, Inc.*......................................             10,000                   151
                                                                                                   ----------

*Non-income producing
                                                                     (continued)

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

COMMON STOCK (CONTINUED)

                                                                               FACE/                 MARKET
                                                                               SHARES                VALUE
                                                                              --------            ------------
ELECTRICAL COMPONENTS 0.92%
GenRad, Inc.*......................................................             10,000            $         96
                                                                                                  ------------
HEALTH-CARE PROVIDERS 4.39%
Humana, Inc.*......................................................             10,000                     201
Mariner Health Group, Inc.*........................................              5,000                      71
Maxicare Healthplans, Inc.*........................................             10,000                     186
                                                                                                  ------------
                                                                                                           458
                                                                                                  ------------
INTEGRATED OILS 2.32%
Triton Energy Corp.*...............................................              5,000                     242
                                                                                                  ------------
PHARMACEUTICALS 2.87%
Mylan Laboratories, Inc............................................             15,000                     300
                                                                                                  ------------
SEMICONDUCTORS 11.47%
Advanced Micro Devices*............................................              9,000                     262
Analog Devices, Inc.*..............................................              8,000                     277
Intel Corporation..................................................              4,500                     270
National Semiconductor*............................................             14,000                     387
                                                                                                  ------------
                                                                                                         1,196
                                                                                                  ------------
SOFTWARE/PROCESSING 8.42%
Computer Sciences Corp.*...........................................              4,500                     290
Optical Data Systems Corp.*........................................              6,000                     234
Sybase Incorporated*...............................................             10,000                     321
Telescan, Inc.*....................................................              5,000                      34
                                                                                                  ------------
                                                                                                           879
                                                                                                  ------------
  TOTAL COMMON STOCK (COST $7,254,464).............................                                      8,266
                                                                                                  ------------
REPURCHASE AGREEMENTS, FULLY COLLATERALIZED BY U.S. GOVERNMENT
OBLIGATIONS 16.29%
Fifth Third Bank, 5.75%, dated 9/28/95, due 10/02/95...............           1,700,000                  1,700
                                                                                                  ------------
  TOTAL REPURCHASE AGREEMENTS (COST $1,700,000)....................                                      1,700
                                                                                                  ------------
  TOTAL INVESTMENTS (COST $8,954,464) 95.51%.......................                               $      9,966
                                                                                                    ==========

*Non-income producing

Cost also represents cost for Federal income tax purposes.

See accompanying notes to financial statements.

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------
SEPTEMBER 30, 1995

ASSETS
Investments in securities, at value (cost $8,954)................................    $  9,966
Cash.............................................................................         375
Receivable for Fund shares sold..................................................         125
Dividends receivable.............................................................           6
Interest receivable..............................................................           1
Deferred organizational cost.....................................................          27
Prepaid expenses.................................................................           7
                                                                                     --------
     Total assets................................................................      10,507
                                                                                     --------
LIABILITIES
Payable for investment securities purchased......................................          45
Accrued investment management, shareholder service, accounting and transfer agent
  fees (note 3)..................................................................          11
Other accrued expenses...........................................................          17
                                                                                     --------
     Total liabilities...........................................................          73
                                                                                     --------
COMMITMENTS AND CONTINGENCIES (NOTE 4)
NET ASSETS -- applicable to 843,808 outstanding no par value shares of beneficial
  interest (unlimited number of shares authorized)...............................    $ 10,434
                                                                                     ========
NET ASSET VALUE PER SHARE........................................................    $  12.37
                                                                                     ========

See accompanying notes to financial statements.

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
Dividends........................................................................    $     71
Interest.........................................................................          58
                                                                                     --------
            Total income.........................................................         129
                                                                                     --------
EXPENSES:
Investment management fees (note 3)..............................................          71
Transfer agent fees and expenses (note 3)........................................          25
Shareholder service fees (note 3)................................................          23
Accounting fees (note 3).........................................................           3
                                                                                     --------
            Total affiliated expenses............................................         122
                                                                                     --------
Custodian fees...................................................................          10
Professional fees................................................................          23
Reports to shareholders..........................................................          23
Directors' fees..................................................................           8
Registration fees................................................................          14
Other expenses...................................................................           5
Amortization of organizational cost (note 1).....................................          10
                                                                                     --------
            Total non-affiliated expenses........................................          93
                                                                                     --------
            Total expenses.......................................................         215
                                                                                     --------
            Net loss from investment activities..................................         (86)
                                                                                     --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 2):
Net realized gain from security transactions.....................................         999
Increase in unrealized gain on investments.......................................       1,158
                                                                                     --------
            Net realized gain and increase in unrealized gain on investments.....       2,157
                                                                                     --------
            Net increase in net assets from operations...........................    $  2,071
                                                                                     ========

See accompanying notes to financial statements.

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1995 AND 1994

                                                                                 1995         1994
                                                                               --------      -------
FROM OPERATIONS:
Net loss from investment activities.........................................   $    (86)     $  (136)
Net realized gain from security transactions................................        999          118
Increase (decrease) in unrealized gain on investments.......................      1,158         (444)
                                                                               --------      -------
  Net increase (decrease) in net assets from operations.....................      2,071         (462)
                                                                               --------      -------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of net realized gains from security transactions ($0 and $.04
  per share, respectively)..................................................          0          (30)
                                                                               --------      -------
     Total distributions to shareholders....................................          0          (30)
                                                                               --------      -------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
Proceeds from sale of Fund shares...........................................      1,809        5,108
Net asset value of Fund shares issued in connection with reinvestment of
  distributions to shareholders.............................................          0           30
                                                                               --------      -------
                                                                                  1,809        5,138
Cost of Fund shares redeemed................................................     (2,906)      (1,506)
                                                                               --------      -------
  Increase (decrease) in net assets derived from capital share
     transactions...........................................................     (1,097)       3,632
                                                                               --------      -------
  Net increase in net assets................................................        974        3,140
NET ASSETS -- beginning of period...........................................      9,460        6,320
                                                                               --------      -------
NET ASSETS -- end of period (undistributed net investment loss of $113 and
  $113, respectively).......................................................   $ 10,434      $ 9,460
                                                                               ========       ======

See accompanying notes to financial statements.

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

(1) -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cardinal Aggressive Growth Fund (the "Fund") is one of two portfolios of The Cardinal Group (the "Group"), a diversified open-end management investment company established as an Ohio Business Trust on March 23, 1993. The Group currently consists of Cardinal Aggressive Growth Fund and Cardinal Balanced Fund. Before June 24, 1993 the Fund had no operations other than those relating to organizational matters, including the issuance of 5,000 shares of beneficial interest for cash at $10.00 per share on June 4, 1993 to Cardinal Management Corp. ("CMC"), the Group's investment adviser. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Security Valuation -- Investments listed or traded on a national securities exchange are valued at the last sale price or, if there has been no recent sale, at the last bid price. Investments traded in the over-the-counter market are valued at either the mean between the bid and ask prices or the last sale price. If no quotations are available, portfolio securities are valued in good faith by the Board of Trustees to reflect their fair value.

Security Transactions and Investment Income -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes, when applicable, the pro rata amortization of premium or accretion of discount. In determining the net realized gain or loss on securities sold, the cost of the securities is determined by the first-in, first-out (FIFO) basis. It is the Group's policy for its Custodian, or a third-party bank, to take possession of all securities pledged as collateral for repurchase agreements and monitor the market value of the collateral to ensure that it remains sufficient to cover the repurchase agreements.

Deferred Organizational Cost -- Costs incurred with the organization and registration of the Fund have been deferred and are being amortized on a straight-line basis over a 60 month period from the commencement of public offering of its shares. In the event that any of the initial shares of the Fund are redeemed by the Fund's investment adviser or any subsequent holders thereof during the 60 month amortization period, the Fund will reduce the redemption proceeds otherwise payable by any unamortized organizational costs of the Fund in the same proportion as the number of initial shares of the Fund being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption.

Distributions to Shareholders -- Distributions and dividends will be recorded on the record date. The Fund intends to declare income dividends quarterly and any capital gain distributions annually.

Federal Income Tax -- The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income and capital gains within the required time to relieve it from all, or substantially all, Federal income taxes.

                                                                     (continued)

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

(2) -- PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term obligations) during the period ended September 30, 1995 aggregated $6,912,244 and $10,041,187, respectively.

During the period ended September 30, 1995 the Fund realized on a FIFO cost basis a net capital gain of $999,587 for both book and tax purposes.

As of September 30, 1995, for both book and tax purposes, gross unrealized gains and gross unrealized losses on investment securities were $1,268,610 and $257,136, respectively; resulting in a net unrealized gain of $1,011,474.

(3) -- TRANSACTIONS WITH AFFILIATES

As investment adviser for the Fund, CMC, an affiliated company, is allowed an annual fee of 0.75% of the average daily net assets of the Fund. CMC has agreed that if the aggregate expenses of the Fund, as defined, for any fiscal year exceed the expense limitation of any state having jurisdiction over the Fund, CMC will refund to the Fund, or otherwise bear, such excess. This limitation did not affect the calculation of the management fee during the period ended September 30, 1995. CMC also serves the Fund as transfer agent and fund accountant. Under the terms of the Group's Transfer Agency and Fund Accounting Agreement, the transfer agent is entitled to receive fees based on a monthly charge per shareholder account plus out-of-pocket expenses and the fund accountant is entitled to receive fees based on a percentage of the average net assets of the Fund. For the period ended September 30, 1995 the Fund paid or accrued $25,079 and $3,255 for transfer agent and fund accounting services, respectively.

The Ohio Company ("TOC") serves the Group as distributor. TOC receives fees from the Fund for providing services under the Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays TOC a fee not to exceed, on an accrual basis, 0.25% of the average daily net assets of the Fund for payments it makes to banks, broker/dealers, including TOC, and other institutions for providing shareholder services. The Fund paid or accrued shareholder service fees of $22,594 for the period ended September 30, 1995. The Ohio Company reported to the Fund that it had received commissions after discounts to dealers from the sale of shares of the Fund of $54,055 for the period ended September 30, 1995.

(4) -- COMMITMENTS AND CONTINGENCIES

The Fund has an available $2,000,000 line of credit with its custodian, Fifth Third Bank, which was unused at September 30, 1995. When used, borrowings under this arrangement are secured by portfolio securities and can be used only for short term needs of the Fund. No compensating balances are required and the arrangement bears an interest rate of 106% of the custodian's prime lending rate.

                                                                     (continued)

CARDINAL AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

(5) -- CAPITAL STOCK

At September 30, 1995, there were an unlimited number of no par value shares of capital stock and the capital amounts were as follows:

Paid in capital..................................................................   $ 8,618,852
Accumulated net realized gain on investments.....................................       916,812
Unrealized gain on investments...................................................     1,011,474
Undistributed net investment loss................................................      (112,926)
                                                                                 ---------------
Net assets.......................................................................   $10,434,212
                                                                                 ===============

Transactions in capital stock were as follows:

                                                                                 YEARS ENDED
                                                                                SEPTEMBER 30,
                                                                           ------------------------
                                                                             1995           1994
                                                                           ---------      ---------
Shares sold.............................................................     160,511        499,598
Shares issued in connection with reinvestment of distributions to
  shareholders..........................................................           0          2,836
                                                                           ---------      ---------
                                                                             160,511        502,434
Shares repurchased......................................................    (268,141)      (154,659)
                                                                           ---------      ---------
Net increase (decrease).................................................    (107,630)       347,775
Shares outstanding:
Beginning of period.....................................................     951,438        603,663
                                                                           ---------      ---------
End of period...........................................................     843,808        951,438
                                                                           =========      =========

(6) -- SUBSEQUENT EVENT

On November 13, 1995 the Board of Trustees approved an Agreement and Plan of Reorganization and Liquidation between the Group and The Cardinal Fund Inc., Cardinal Government Securities Trust, Cardinal Tax Exempt Money Trust, and Cardinal Government Obligations Fund (collectively the "Old Funds"). The plan calls for the transfer of all assets and liabilities of each of the Old Funds to newly created series of the Group with the same basic investment objectives and restrictions. The Trustees have determined that this action is in the best interests of the shareholders of the Old Funds and the Group. Shareholders of the Old Funds must approve the transaction before any transfer can take place.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for each share of capital stock outstanding throughout each period:

                                                                                         PERIOD FROM
                                                                YEARS ENDED            JUNE 24, 1993*
                                                               SEPTEMBER 30,               THROUGH
                                                           ----------------------       SEPTEMBER 30,
                                                             1995          1994             1993
                                                           --------      --------      ---------------
Net Asset Value, beginning..............................   $   9.94      $  10.47          $ 10.00
                                                           --------      --------      ---------------
Income from investment operations:
  Net investment loss...................................      (0.10)        (0.13)           (0.03)
  Net realized and unrealized gain (loss) on
     securities.........................................       2.53         (0.36)            0.50
                                                           --------      --------      ---------------
Total from investment operations........................       2.43         (0.49)            0.47
                                                           --------      --------      ---------------
Less distributions:
  Capital gain distribution.............................          0         (0.04)               0
                                                           --------      --------      ---------------
Total distributions.....................................          0         (0.04)               0
                                                           --------      --------      ---------------
Net Asset Value, ending.................................   $  12.37      $   9.94          $ 10.47
                                                           ========      ========      ===============
Ratios/Supplemental Data:
Total return (aggregate return for period)**............     24.35%        (4.74%)           4.70%
                                                           ========      ========      ===============
Net assets, ending (000)................................   $ 10,434      $  9,460          $ 6,320
                                                           ========      ========      ===============
Ratio of expenses to average net assets**...............      2.24%         2.51%            0.91%
                                                           ========      ========      ===============
Ratio of net investment loss to average net assets**....     (0.92%)       (1.50%)          (0.53%)
                                                           ========      ========      ===============
Portfolio turnover rate.................................     80.35%        95.70%           31.15%
                                                           ========      ========      ===============

 *Commencement of operations

**Effective September 15, 1995, The Ohio Company began waiving payments under the Distribution and Shareholder Service Plan. Had the payments been charged, total return, the ratio of expenses to average net assets, and the ratio of net investment loss to average net assets would have been 24.34%, 2.25%, and (0.93%), respectively.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Cardinal Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities of Cardinal Aggressive Growth Fund (the Fund), including the statement of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1995, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cardinal Aggressive Growth Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                           KPMG Peat Marwick LLP
Columbus, Ohio
November 17, 1995

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                             THE CARDINAL FUND INC.
                      CARDINAL GOVERNMENT SECURITIES TRUST
                        CARDINAL TAX EXEMPT MONEY TRUST
                      CARDINAL GOVERNMENT OBLIGATIONS FUND
                             CARDINAL BALANCED FUND
                        CARDINAL AGGRESSIVE GROWTH FUND

                    155 E. Broad St.    Columbus, Ohio 43215

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
            New Accounts and                                 Toll-free Lines
            General Information:                             In Ohio 800-282-9446
            (614) 464-5511                                   Outside Ohio 800-848-7734
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